UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

June 30, 2012

Date of Report (Date of earliest event reported)

The China Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05749	133669175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
4 Copley Place, 5th Floor CPH0326
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

1(888) 246-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure	3
Item 9.01. Financial Statements and Exhibits	3
Signatures	4
Exhibit Index	5
June 2012 Monthly Insight Report

2

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the Monthly Insight Report of the Fund’s Investment Manager.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	June 2012 Monthly Insight Report of the Fund’s Investment Manager

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The China Fund, Inc.
(Registrant)

Dated: August 14, 2012	/s/ Francine S. Hayes
Name: Francine S. Hayes
Title: Assistant Secretary

4

Exhibit Index

Exhibit No.	Description
99	June 2012 Monthly Insight Report of the Fund’s Investment Manager

5